UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2014

P & F INDUSTRIES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-5332	22-1657413
(State or Other Jurisdiction	(Commission File No.)	(IRS Employer
of Incorporation)		Identification Number)

445 Broadhollow Road, Suite 100, Melville, New York 11747

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (631) 694-9800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders

On May 21, 2014, P&F Industries, Inc. (the “Registrant”) held its 2014 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders (i) elected two (2) directors, each to a term that expires at the 2017 annual meeting of stockholders, (ii) ratified the appointment of CohnReznick LLP as the Registrant’s independent registered public accounting firm for the year 2014 and (iii) approved an advisory (non-binding) resolution regarding the compensation of the Registrant’s named executive officers. Set forth below are the final voting results for each of the proposals:

1.	Election of directors:

Name of Nominee	Votes For	Votes Withheld	Broker Non-Votes
Kenneth M. Scheriff	2,358,744	588,526	549,744
Mitchell A. Solomon	2,726,830	220,440	549,744

2.	Proposal to ratify the appointment of CohnReznick LLP as the Registrant’s independent registered public accounting firm for the year 2014:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
3,476,695	9,210	11,109	Not applicable

3.	Proposal to approve an advisory (non-binding) resolution regarding the compensation of the Registrant’s named executive officers:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
2,139,699	763,136	44,435	549,744

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

P & F INDUSTRIES, INC.

Date: May 28, 2014	By:	/s/ Joseph A. Molino, Jr.
Joseph A. Molino, Jr. Vice President, Chief Operating Officer and Chief Financial Officer